METROPOLITAN SERIES FUND

SUPPLEMENT DATED JANUARY 21, 2014

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2013

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

Effective immediately, in the section entitled “Appendix C – Portfolio Managers,” the information pertaining to T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is amended to i) delete all references to P. Robert Bartolo and ii) reflect that Joseph B. Fath is the portfolio manager of the Portfolio. As of December 31, 2013 Mr. Fath beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.

Other Accounts Managed as of December 31, 2013:

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Joseph B. Fath	Registered investment companies	0	N/A	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	0	N/A	0	N/A